UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2009

PRIMUS GUARANTY, LTD.
 (Exact name of registrant as specified in its charter)

Bermuda	001-32307	98-0402357
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Clarendon House 2 Church Street Hamilton HM 11, Bermuda
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 441-296-0519

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On May 4, 2009, Primus Financial Products, LLC (“Primus Financial”), a wholly owned subsidiary of Primus Guaranty, Ltd., requested that Standard & Poor’s Ratings Services (“S&P”) withdraw its ratings on Primus Financial’s counterparty ratings and outstanding obligations, citing business reasons. On June 2, 2009, S&P issued a press release announcing a downgrading of such ratings, followed by the withdrawal of the ratings. With the removal of the S&P ratings Primus Financial will no longer have any counterparty ratings or ratings on its outstanding debt securities or its preferred shares.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIMUS GUARANTY, LTD.

By: /S/ Richard Claiden
Richard Claiden
Chief Financial Officer
(Duly Authorized Officer and
Principal Financial Officer)

Dated: June 2, 2009

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